LOOMIS SAYLES GLOBAL BOND FUND

Supplement dated September 15, 2017 to the Prospectus of the Loomis Sayles Global Bond Fund (the “Fund”),

dated February 1, 2017, as may be revised and supplemented from time to time.

On September 15, 2017, the Board of Trustees of Loomis Sayles Funds I approved a revision to the Fund’s distribution policy. Effective October 1, 2017, the Fund will change from a monthly to an annual distribution schedule.

Effective October 1, 2017, the table within the “Dividends and Distributions” section of the Prospectus is amended as follows with regard to the Fund:

Generally declares and pays dividends annually
Loomis Sayles Global Bond Fund